Consolidated Quarterly Holdings Report
for
Fidelity® Risk Parity Fund
October 31, 2025
RPF-NPRT3-1225
1.9904687.103
Domestic Equity Funds - 30.8%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (b)	13,854	1,386,234
Fidelity Real Estate Index Fund (b)	25,505	417,002
Fidelity Small Cap Index Fund (b)	21,843	680,206
Fidelity Small Cap Value Index Fund (b)	36,066	998,304
Fidelity Total Market Index Fund (b)	2,565	483,097
iShares Gold Trust ETF (g)	418	31,513
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,502,927)		3,996,356

Fixed-Income Funds - 43.4%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (b)	305,141	2,850,020
Fidelity International Bond Index Fund (b)	26,201	247,599
Fidelity Long-Term Treasury Bond Index Fund (b)	19,787	188,170
Invesco Senior Loan ETF	1,975	41,278
iShares iBoxx $ High Yield Corporate Bond ETF	490	39,592
iShares J.P. Morgan EM Local Currency Bond ETF	22,705	939,987
iShares JP Morgan USD Emerging Markets Bond ETF	171	16,530
iShares US Treasury Bond ETF	55,808	1,294,746
TOTAL FIXED-INCOME FUNDS (Cost $5,421,133)		5,617,922

International Equity Funds - 16.8%
	Shares	Value ($)
Fidelity Emerging Markets Index Fund (b)	82,292	1,146,322
Fidelity International Index Fund (b)	17,004	1,030,258
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,734,027)		2,176,580

U.S. Treasury Obligations - 2.7%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/8/2026 (d)(e) (Cost $357,399)	3.86 to 3.89	360,000	357,503

Money Market Funds - 5.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f) (Cost $759,032)	4.18	758,880	759,032

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $11,774,518)	12,907,393
NET OTHER ASSETS (LIABILITIES) - 0.4%	50,186
NET ASSETS - 100.0%	12,957,579

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	3	12/19/2025	421,065	2,321	2,321
ICE MSCI Emerging Markets Index Contracts (United States)	11	12/19/2025	774,180	34,184	34,184

TOTAL FUTURES CONTRACTS					36,505
The notional amount of futures purchased as a percentage of Net Assets is 9.2%

Total Return Swaps
Underlying Reference	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Units	Notional Amount	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
iShares JP Morgan USD Emerging Markets Bond ETF	Receives	Monthly	U.s. Sofr Index minus 90 basis points	Monthly	BNP Paribas SA	11/3/2025	5,594	532,101	7,234	0	7,234
iShares iBoxx $ High Yield Corporate Bond ETF	Receives	Monthly	U.s. Sofr Index minus 95 basis points	Monthly	BNP Paribas SA	11/3/2025	2,096	169,692	(792)	0	(792)
Invesco Senior Loan ETF	Receives	Monthly	U.s. Sofr Index minus 5 basis points	Monthly	BNP Paribas SA	11/3/2025	6,683	139,742	(551)	0	(551)
iShares TIPS Bond ETF	Receives	Monthly	U.s. Sofr Index plus 35 basis points	Monthly	BNP Paribas SA	11/3/2025	1,688	187,739	(438)	0	(438)
iShares 20+ Year Treasury Bond ETF	Receives	Monthly	U.s. Sofr Index plus 25 basis points	Monthly	BNP Paribas SA	11/3/2025	948	84,647	647	0	647
Invesco Senior Loan ETF	Receives	Monthly	U.s. Sofr Index minus 10 basis points	Monthly	Goldman Sachs International	12/1/2025	11,596	242,472	(945)	0	(945)
iShares TIPS Bond ETF	Receives	Monthly	U.s. Sofr Index plus 40 basis points	Monthly	Goldman Sachs International	6/1/2026	4,235	471,017	(1,118)	0	(1,118)
SPDR Gold Shares	Receives	Monthly	U.s. Sofr Index plus 20 basis points	Monthly	Morgan Stanley Capital Services LLC	12/1/2025	28	9,969	305	0	305
iShares JP Morgan USD Emerging Markets Bond ETF	Receives	Monthly	U.s. Sofr Index minus 25 basis points	Monthly	Goldman Sachs International	1/2/2026	341	32,436	424	0	424
SPDR Gold Shares (Hong Kong)	Receives	Monthly	U.s. Sofr Index plus 30 basis points	Monthly	Goldman Sachs International	1/2/2026	3,000	1,068,090	32,606	0	32,606
iShares iBoxx $ High Yield Corporate Bond ETF	Receives	Monthly	U.s. Sofr Index minus 35 basis points	Monthly	Morgan Stanley Capital Services LLC	1/2/2026	13,612	1,102,028	(5,690)	0	(5,690)
Invesco Senior Loan ETF	Receives	Monthly	U.s. Sofr Index minus 10 basis points	Monthly	Goldman Sachs International	1/2/2026	52,592	1,099,699	(4,287)	0	(4,287)
Invesco Senior Loan ETF	Receives	Monthly	U.s. Sofr Index minus 10 basis points	Monthly	Goldman Sachs International	2/2/2026	1,872	39,144	(153)	0	(153)
iShares iBoxx $ High Yield Corporate Bond ETF	Receives	Monthly	U.s. Sofr Index minus 40 basis points	Monthly	Morgan Stanley Capital Services LLC	2/2/2026	386	31,251	(160)	0	(160)
iShares TIPS Bond ETF	Receives	Monthly	U.s. Sofr Index plus 40 basis points	Monthly	Goldman Sachs International	11/3/2025	3,468	385,711	(915)	0	(915)
iShares JP Morgan USD Emerging Markets Bond ETF	Receives	Monthly	U.s. Sofr Index minus 15 basis points	Monthly	Morgan Stanley Capital Services LLC	5/1/2026	1,049	99,781	1,295	0	1,295
iShares iBoxx $ High Yield Corporate Bond ETF	Receives	Monthly	U.s. Sofr Index minus 48 basis points	Monthly	BNP Paribas SA	11/3/2025	3,990	323,030	(1,633)	0	(1,633)
iShares 20+ Year Treasury Bond ETF	Receives	Monthly	U.s. Sofr Index plus 32 basis points	Monthly	BNP Paribas SA	11/3/2025	1,771	158,133	1,200	0	1,200
Invesco Senior Loan ETF	Receives	Monthly	U.s. Sofr Index plus 0 basis points	Monthly	Morgan Stanley Capital Services LLC	11/3/2025	5,361	112,099	(446)	0	(446)
SPDR Gold Shares (Hong Kong)	Receives	Monthly	U.s. Sofr Index plus 30 basis points	Monthly	Goldman Sachs International	2/2/2026	247	87,939	2,685	0	2,685
iShares TIPS Bond ETF	Receives	Monthly	U.s. Sofr Index plus 40 basis points	Monthly	Goldman Sachs International	9/1/2026	1,640	182,401	(433)	0	(433)
iShares JP Morgan USD Emerging Markets Bond ETF	Receives	Monthly	U.s. Sofr Index minus 15 basis points	Monthly	Goldman Sachs International	6/1/2026	266	25,302	328	0	328
Invesco Senior Loan ETF	Receives	Monthly	U.s. Sofr Index plus 15 basis points	Monthly	Morgan Stanley Capital Services LLC	12/1/2025	7,009	146,558	(602)	0	(602)
iShares iBoxx $ High Yield Corporate Bond ETF	Receives	Monthly	U.s. Sofr Index minus 25 basis points	Monthly	Morgan Stanley Capital Services LLC	12/1/2025	1,053	85,251	(447)	0	(447)
iShares iBoxx $ High Yield Corporate Bond ETF	Receives	Monthly	U.s. Sofr Index minus 15 basis points	Monthly	Morgan Stanley Capital Services LLC	4/1/2026	741	60,006	(329)	0	(329)
iShares TIPS Bond ETF	Receives	Monthly	U.s. Sofr Index plus 40 basis points	Monthly	Goldman Sachs International	10/1/2026	3,253	361,862	(884)	0	(884)
iShares JP Morgan USD Emerging Markets Bond ETF	Receives	Monthly	U.s. Sofr Index plus 25 basis points	Monthly	Morgan Stanley Capital Services LLC	4/1/2026	873	83,057	1,038	0	1,038
Invesco Senior Loan ETF	Receives	Monthly	U.s. Sofr Index minus 20 basis points	Monthly	Morgan Stanley Capital Services LLC	4/1/2026	9,516	199,170	(927)	0	(927)
iShares 20+ Year Treasury Bond ETF	Receives	Monthly	U.s. Sofr Index plus 35 basis points	Monthly	BNP Paribas SA	1/2/2026	1,135	101,366	741	0	741
TOTAL RETURN SWAPS									27,753	0	27,753

Notional Amounts are stated in United States dollars unless otherwise noted.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $55,612.
(e)	Security or a portion of the security has been segregated as collateral for over the counter (OTC) derivatives. At period end, the value of securities pledged amounts to $301,891.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(g)	Non-income producing.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	690,581	1,764,781	1,696,333	28,066	3	-	759,032	758,879	0.0%
Total	690,581	1,764,781	1,696,333	28,066	3	-	759,032

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Commodity Strategy Fund	847,761	717,639	240,027	26,221	(4,918)	65,779	1,386,234	13,854
Fidelity Emerging Markets Index Fund	289,903	806,604	133,118	-	1,492	181,441	1,146,322	82,292
Fidelity Inflation-Protected Bond Index Fund	2,547,233	1,501,971	1,302,842	57,565	3,813	99,845	2,850,020	305,141
Fidelity International Bond Index Fund	102,532	306,033	163,127	1,692	(1,609)	3,770	247,599	26,201
Fidelity International Index Fund	534,207	556,982	219,587	-	2,801	155,855	1,030,258	17,004
Fidelity Long-Term Treasury Bond Index Fund	166,603	173,832	158,861	3,702	(5,154)	11,750	188,170	19,787
Fidelity Real Estate Index Fund	270,323	187,265	39,794	4,810	(383)	(409)	417,002	25,505
Fidelity Small Cap Index Fund	413,044	287,151	93,524	-	(673)	74,208	680,206	21,843
Fidelity Small Cap Value Index Fund	610,975	453,430	142,099	10,274	(264)	76,262	998,304	36,066
Fidelity Total Market Index Fund	659,054	364,242	570,755	423	69,387	(38,831)	483,097	2,565
	6,441,635	5,355,149	3,063,734	104,687	64,492	629,670	9,427,212

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index  interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Consolidated Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its commodities market exposure.

Open swaps at period end are included in the Consolidated Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's consolidated schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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